SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2004

SurModics, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-23837	41-1356149

(Commission File Number)	(IRS Employer Identification No.)

9924 West 74th Street
Eden Prairie, Minnesota 55344

(Address of Principal Executive Offices and Zip Code)

(952) 829-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (a) Not applicable.

     (b) Departure of Directors and Principal Officers. Dr. Patrick E. Guire resigned from the Company’s Board of Directors effective November 11, 2004 and also resigned from his employment with the Company effective November 30, 2004 to pursue personal interests, including research in biotechnology and medical areas with a start up company he is forming. Dr. Guire is a co-founder and has served for 25 years in various capacities including as a member of the Company’s Board of Directors and as Senior Vice President, Chief Scientific Officer and has made many inventive contributions to the Company’s technologies.

     (c) Not applicable.

     (d) Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.
	By	/s/ Philip D. Ankeny
Date: November 17, 2004		Name: Philip D. Ankeny
Title: Chief Financial Officer